EXHIBIT 10.37

                                  SERVICEMASTER
                          EMPLOYEE SHARE PURCHASE PLAN

        1. Purpose. The purpose of the ServiceMaster Employee Share Purchase
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Plan (the "Plan") is to provide employees of The ServiceMaster Company, a
Delaware corporation ("ServiceMaster"), and its subsidiaries and related entities that with the consent of ServiceMaster adopt the Plan (together with ServiceMaster, the "Participating Employers"), added incentive to promote the
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best interests of such companies by permitting eligible employees to purchase shares of common stock, par value $.01 per share, of ServiceMaster
("Common Stock") through payroll deductions or other contributions and
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supplemented by contributions by the Participating Employers. The Plan is not
intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code").
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        2. Eligibility.  Each employee of a Participating Employer who has
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satisfied each of the following conditions (an "Eligible Employee") shall be
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eligible to participate in the Plan:

                (a)      such employee has attained age 18; and

                (b) such employee has been employed by a Participating Employer for at least 90 consecutive days.

For purposes of the Plan, the term "employee" shall not include any individual who performs services for a Participating Employer pursuant to an agreement (written or oral) that classifies such individual's relationship with the Participating Employer as other than a common law employee of the Participating Employer, regardless of whether such individual is at any time determined to be a common law employee of the Participating Employer.

        3. Effective Date of Plan. The Plan, as amended and restated, shall be
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effective October 4, 2001 (the "Effective Date"), and shall constitute an
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amendment and restatement of the ServiceMaster Employee Share Purchase Plan, as
amended and restated effective as of December 30, 1986.

        4. Basis of Participation.
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                (a)      Enrollment. Subject to compliance with applicable rules
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                prescribed by the Committee, each Eligible Employee shall be entitled to participate in the Plan as of the date such employee becomes an Eligible Employee.

                (b)      Regular Payroll Deductions. To participate in the Plan,
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                an Eligible Employee may elect, at the time and in the manner prescribed by the Committee, an amount of payroll deduction to be applied to the Compensation, as hereinafter defined, paid to the employee by the employee's employer for each subsequent payroll period during which the employee is a participant in the Plan. The amount of payroll deduction elected for each payroll period shall be a whole percentage of the participant's compensation or a whole dollar amount, in either case not less than the greater of (i) $5.00 or (ii) one percent (1%) of the participant's Compensation for such payroll period. Subject to compliance with applicable rules prescribed by the Committee, a payroll deduction shall become effective as soon as administratively practicable after ServiceMaster or its designated agent receives such election. Payroll deductions shall be

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                made for each participant in accordance with such
                participant's election until the participant's participation in the Plan terminates, the participant makes a new election which changes the amount of payroll deductions, the participant elects to suspend his or her participation in the Plan or the Plan terminates, all as hereinafter provided. For purposes of this Plan, an Eligible Employee's "Compensation" shall include the
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                base compensation, bonuses, commissions and overtime pay paid to such Eligible Employee by a Participating Employer, but shall exclude any other pay or reimbursements.

                (c)      Changes in Regular Payroll Deductions. A participan
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                may change the amount of his or her regular payroll deduction at any time, and such change shall become effective as soon as administratively practicable after notice of the change is received by ServiceMaster or its designated agent in the manner specified by the Committee.

                (d)      Supplemental Payroll Deductions. An Eligible Employee
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                may elect, in the manner prescribed by the Committee, a
                supplemental payroll deduction to be applied to the Compensation payable to such employee on the first pay date following the receipt of such election by ServiceMaster or its designated agent by which ServiceMaster can reasonably administer such payroll deduction. The amount of any such supplemental payroll deduction shall be a whole percentage of the participant's Compensation or a whole dollar amount, in either case not less than the greater of (i) $5.00 or (ii) one percent (1%) of the participant's Compensation payable on such pay date.

                (e)      Other Methods of Contribution. The Committee may, in
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                its discretion, establish additional procedures whereby Eligible
                Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish.

        5.       Purchase Account.  Payroll deductions for each participant
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shall be credited to a purchase account established on behalf of the participant on the books of ServiceMaster or its designated agent (a "Purchase Account").
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No interest shall accrue at any time for any amount credited to a Purchase
Account of a participant.

        6. Employer Contributions. As of the last day of each calendar month,
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ServiceMaster shall credit to each participant's Purchase Account an amount (an
"Employer Contribution") equal to 15% (or such other percentage prescribed by
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the Board) of the regular payroll deductions, supplemental payroll deductions and other contributions by the participant that were credited to such participant's Purchase Account during such calendar month; provided, however,
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that a participant's payroll deductions, supplemental payroll deductions and other contributions shall be disregarded for purposes of determining the amount of an Employer Contribution to the extent they exceed 10% of the sum of (i) the participant's Compensation during such calendar month and (ii) any amounts that would have been paid to the participant as Compensation during such calendar month but for an election pursuant to a cash or deferral election under Section 401(k) of the Code, a cafeteria plan described in Section 125 of the Code or a nonqualified deferred compensation plan.

        7. Purchase of Shares. On a date occurring as soon as administratively
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practicable after the last day of each calendar month (each such date a
"Purchase Date"), the cash amount credited to a participant's Purchase Account
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as of the last day of the month ending

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immediately prior to such Purchase Date including the Employer Contributions credited to the Purchase Account on the last day of such month, will be applied to the purchase of the number of whole and fractional shares of Common Stock determined by dividing such amount by the Fair Market Value of a share of Common Stock on such Purchase Date (the "Purchase Price"). For purposes of the Plan,
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the "Fair Market Value" of a share of Common Stock on a Purchase Date shall be
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the closing transaction price of a share of Common Stock as reported in the New
York Stock Exchange Composite Transactions on such date or, if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be
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determined by the Committee by whatever other means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

       8. Purchase Accounts and Certificates. The Common Stock purchased by each
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participant shall be posted to such participant's Purchase Account as soon as practicable after, and credited to such participant's Purchase Account as of, each Purchase Date. Dividends on shares purchased by a participant and held in such participant's Purchase Account under the Plan shall be credited to such participant's Purchase Account and shall be used to purchase additional shares of Common Stock as of the next following Purchase Date. Except as provided in
Section 9 and Section 10, certificates representing a number of full shares of Common Stock held in a participant's Purchase Account will be delivered to such participant as soon as administratively practicable after the participant submits a written request to ServiceMaster or its designated agent. Share certificates shall be delivered as specified by the participant with any required signature guarantees. After the close of each calendar quarter, information will be made available to each participant regarding the entries made to such participant's Purchase Account, the number of shares of Common Stock purchased and sold, the applicable Purchase Price and any dividends received on shares allocated to the participant's Purchase Account.

        9. Suspension or Termination of Participation. A participant may elect
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at any time, in the manner prescribed by the Committee, to suspend his or her participation in the Plan. Such suspension shall be effective as soon as administratively practicable after such election is received by ServiceMaster or its designated agent. If a participant makes a hardship withdrawal from any plan with a cash or deferred arrangement qualified under Section 401(k) of the Code, which plan is sponsored, or participated in, by a Participating Employer, such participant shall be suspended from making payroll deductions under the Plan for the period set forth in Treasury Regulations promulgated under Section 401(k) of the Code (six months, effective January 1, 2002). After the expiration of such period of suspension, the participant may resume his or her payroll deductions in accordance with Section 4.

        Upon any suspension of participation, the participant's payroll deductions shall cease and the amount credited to such participant's Purchase Account on the date of such suspension shall be used to purchase shares of Common Stock on the next Purchase Date. A participant whose participation in the Plan is suspended shall be permitted to resume participation in the Plan by making a new request at the time and in the manner described in Section 4 hereof.

        If a participant dies, terminates employment with the Participating Employers for any reason, or otherwise ceases to be an Eligible Employee, such participant's participation in the Plan shall immediately terminate. Upon such terminating event, the amount credited to such participant's Purchase Account on the date of such termination shall be used to purchase shares of Common Stock on the next Purchase Date and certificates for the number of full shares of

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Common Stock and the cash equivalent for any fractional share held for such participant's benefit shall be delivered and paid to the participant or his or her designated beneficiary or legal representative.

        10. Termination or Amendment of the Plan. ServiceMaster, by action of
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the Board or the Committee, may amend or terminate the Plan at any time and for any reason. Upon termination of the Plan, certificates representing the number of full shares of Common Stock held for each participant's benefit shall be delivered as soon as practicable to such participant and the cash equivalent of any fractional share so held, and the cash, if any, credited to such participant's Purchase Account, shall be distributed as soon as practicable to such participant.

        11. Non-Transferability. No rights under the Plan shall be transferable
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other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by ServiceMaster. Except to the extent permitted by the foregoing sentence, shares of Common Stock may be purchased during a participant's lifetime only by the participant or the participant's legal representative or similar person. Except as permitted by the second preceding sentence, no rights hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any rights hereunder shall be null and void.

        12. Tax Withholding. A Participating Employer shall have the right to
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require, prior to the issuance or delivery of any shares of Common Stock, payment by the participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with a purchase hereunder. The Company either shall (i) withhold such taxes from the participant's Compensation or (ii) withhold whole shares of Common Stock which would otherwise be purchased as of a Purchase Date having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the purchase of shares hereunder (the "Tax Date") in the amount necessary to satisfy
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any such obligation. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the participant.

        13. Shareholder's Rights.  No Eligible Employee or participant
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shall by reason of the Plan have any rights of a shareholder of ServiceMaster until he or she shall acquire Common Stock as herein provided.

        14. Administration of the Plan. The Plan shall be overseen by the Audit
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and Finance Committee of the Board (the "Committee"). In addition to the power
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to amend or terminate the Plan pursuant to Section 10, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including any participant and any other employee of a Participating Employer. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. The day-to-day administration of the Plan under (i), (ii) and (iii) above shall be overseen by an internal Plan Committee that is appointed by the President and Chief Executive Office and ratified by the Committee.

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        15. Source of Shares. Common Stock sold hereunder may be purchased by
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ServiceMaster in the open market (on an exchange or in negotiated transactions)
or may be previously acquired treasury shares, authorized and unissued shares, or any combination of shares purchased in the open market, previously acquired treasury shares or authorized and unissued shares.

        16. Adjustment. In the event of any stock split, reverse stock split,
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stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the class of securities available under this Plan and the number and class of securities credited to each participant's Purchase Account shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

        17. Expenses.  ServiceMaster shall bear the costs of administering the
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Plan and purchasing shares of Common Stock thereunder. Participants shall pay all costs incurred in selling or disposing of any shares of Common Stock acquired under the Plan.

        18. Miscellaneous. Except as otherwise expressly provided herein,
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(i) any request, election or notice under the Plan from an Eligible Employee or participant shall be transmitted or delivered to ServiceMaster or its designated agent and, subject to any limitations specified in the Plan, shall be effective when received by ServiceMaster or its designated agent and (ii) any request, notice or other communication from ServiceMaster or its designated agent that is transmitted or delivered to Eligible Employees or participants shall be effective when so transmitted or delivered to the address set forth in the records of ServiceMaster or a Participating Employer. The Plan, and ServiceMaster's obligation to sell and deliver Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for ServiceMaster, be required.

        19. Governing Law. The Plan and all determinations made hereunder and
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actions taken pursuant hereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        20. Foreign Employees. Without the amendment of this Plan, the Committee
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may provide for the participation in the Plan by Eligible Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which Participating Employers operate or have employees.